UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 24, 2008 (March 20, 2008)

Aircastle Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-32959	98-0444035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Aircastle Advisor LLC 300 First Stamford Place, Stamford, Connecticut	06902
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(203) 504-1020

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 -- Registrant's Business and Operations

Item 1.01 Entry Into a Material Definitive Agreement

The description of the 2006-B Fourth Amendment and the 2006-A Third Amendment (as each is defined below) set forth in Item 2.03 of this Report is incorporated herein by reference.

Section 2 -- Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

Aircastle Limited (“Aircastle” or the “Company”) and certain of its subsidiaries have entered into amendments to existing credit facilities as described below.

Fourth Amendment to the Revolving Credit Facility

Reference is made to the senior revolving credit agreement (as amended, modified and supplemented, the "Revolving Credit Facility"), dated as of December 15, 2006, by and among the Company and certain of its subsidiary companies and JPMorgan Chase Bank, N.A., Bear Stearns Corporate Lending Inc., and Citicorp North America, Inc., providing for an aggregate amount of borrowings not to exceed $250.0 million. The Revolving Credit Facility was filed as Exhibit 10.2 to the Company's Current Report on Form 8-K, filed December 18, 2006; the first amendment to the Revolving Credit Facility was filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed January 25, 2007; the second amendment to the Revolving Credit Facility was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed April 11, 2007; and the third amendment to the Revolving Credit Facility was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed August 21, 2007.  The Revolving Credit Facility and amendments thereto as so filed are incorporated herein by reference.

On March 20, 2008, the parties to the Revolving Credit Facility entered into a fourth amendment to the Revolving Credit Facility (the “2006-B Fourth Amendment”), extending the Stated Termination Date (as defined therein) to December 11, 2008, and reducing the commitments of the lenders to make loans thereunder (the “Revolving Commitments”) from $250 million to $150 million.  The Revolving Commitments are further reduced to $100 million on June 30, 2008, $80 million on August 31, 2008, $60 million on September 30, 2008 and $40 million on October 31, 2008, with final maturity on December 11, 2008.  The 2006-B Fourth Amendment also amends the Revolving Credit Facility so that Bear Stearns Corporate Lending Inc. will have no further Revolving Commitments or loans outstanding under the Revolving Credit Facility, with JPMorgan Chase Bank, N.A. and Citicorp North America, Inc. each funding one-half of the Revolving Commitments and the outstanding loans from the date of the 2006-B Fourth Amendment.

The applicable margin on LIBOR-based loans under the Revolving Credit Facility will increase to 200 basis points, and the remaining lenders under the Revolving Credit Facility will receive an up-front fee equal to 25 basis points of the $150 million committed amount of the facility.

The foregoing summary of certain provisions of the 2006-B Fourth Amendment is qualified in its entirety by reference to the complete 2006-B Fourth Amendment filed as Exhibit 10.1 hereto and  incorporated herein by reference.

Third Amendment to the Amended Credit Facility No. 2

Reference is made to the amended and restated credit agreement (as amended, modified and supplemented, "Amended Credit Facility No. 2"), dated as of December 15, 2006, among Aircastle Investment Holdings 2 Limited, Aircastle Ireland No. 1 Limited, Aircastle Ireland No. 3 Limited, certain other borrowers (collectively, the “Borrowers”) and JPMorgan Chase Bank, N.A., Bear Stearns Corporate Lending Inc., and Citicorp North America, Inc., providing for loans in an aggregate amount up to $1.0 billion.  Amended Credit Facility No. 2 was filed as Exhibit 10.1 to the Company's Current Report on Form 8-K, filed December 18, 2006; the first amendment to Amended Credit Facility No. 2 was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed January 25, 2007; and the second amendment to Amended Credit Facility No. 2 was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed September 18, 2007.  The Amended Credit Facility No. 2 and amendments thereto as so filed are incorporated herein by reference.

On March 20, 2008, the parties to Amended Credit Facility No. 2 entered into an amendment to Amended Credit Facility No. 2 (the "2006-A Third Amendment"), reducing the commitments of the lenders to make loans thereunder from $1.0 billion to $500 million, on any future date after which the loans outstanding under Amended Credit Facility No. 2 fall below $500 million.

The foregoing summary of certain provisions of the 2006-A Third Amendment is qualified in its entirety by reference to the complete 2006-A Third Amendment filed as Exhibit 10.2 hereto and  incorporated herein by reference.

Section 8 – Other Events

Item 8.01 Other Events

On March 24, 2008, Aircastle Limited issued a press release, attached hereto and incorporated herein by reference as Exhibit 99.1, announcing that its Board of Directors declared a first quarter cash dividend on its common shares of $0.25 per share.  The dividend is payable on April 15, 2008 to holders of record of Aircastle Limited’s common shares on March 31, 2008.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)      Exhibits

10.1
Fourth Amendment, dated as of March 19, 2008, to the Credit Agreement (2006-B), dated as of December 15, 2006, by and among Aircastle Limited, Aircastle Holding Corporation Limited, and Aircastle Ireland Holding Limited, as Borrowers, JPMorgan Chase Bank, N.A., as Agent, and certain lenders from time to time parties thereto.

10.2
Third Amendment, dated as of March 19, 2008 to the Amended and Restated Credit Agreement (2006-A), dated as of December 15, 2006, by and among Aircastle Investment Holdings 2 Limited, Aircastle Ireland No. 1 Limited, Aircastle Ireland No. 3 Limited, and other borrowers, as Borrowers, JPMorgan Chase Bank, N.A., as Agent, and certain lenders from time to time parties thereto.

99.1	Press Release dated March 24, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRCASTLE LIMITED
(Registrant)

/s/ David Walton
David Walton
Chief Operating Officer, General Counsel and Secretary

Date: March 24, 2008

EXHIBIT INDEX

Exhibit Number	Exhibit

10.1
Fourth Amendment, dated as of March 19, 2008, to the Credit Agreement (2006-B), dated as of December 15, 2006, by and among Aircastle Limited, Aircastle Holding Corporation Limited, and Aircastle Ireland Holding Limited, as Borrowers, JPMorgan Chase Bank, N.A., as Agent, and certain lenders from time to time parties thereto.

10.2
Third Amendment, dated as of March 19, 2008 to the Amended and Restated Credit Agreement (2006-A), dated as of December 15, 2006, by and among Aircastle Investment Holdings 2 Limited, Aircastle Ireland No. 1 Limited, Aircastle Ireland No. 3 Limited, and other borrowers, as Borrowers, JPMorgan Chase Bank, N.A., as Agent, and certain lenders from time to time parties thereto.

99.1	Press Release dated March 24, 2008.